UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024 (January 25, 2024)

FORTUNE VALLEY TREASURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55555	32-0439333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

B1601 Oriental Impression Building 2 Liansheng Road, Humen Town Dongguan, Guangdong Province, China	523900
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (769) 8572 9133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of previous independent registered public accounting firm

On January 25, 2024, the Registrant dismissed its previous independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”), effective on January 25, 2024.

During the Registrant’s most recent two fiscal years ended December 31, 2022 and 2021, the subsequent interim periods thereto, through the dismissal of MaloneBailey on January 25, 2024, there were no disagreements between the Registrant and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Registrant’s consolidated financial statements for such periods. In addition, MaloneBailey’s reports on the financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant’s years ended December 31, 2022 and 2021 through the dismissal of MaloneBailey on January 25, 2024, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(b)	Appointment of new independent registered public accounting firm

On February 7, 2024, the Registrant’s Audit Committee and Board of Directors approved and ratified the appointment of YCM CPA Inc. (“YCM CPA”) as the Registrant’s independent registered public accounting firm, effective on February 7, 2024.

During the two most recent fiscal years ended December 31, 2022 and 2021 and any subsequent interim period prior to engaging YCM CPA, neither the Registrant nor anyone on its behalf consulted YCM CPA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that YCM CPA concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

The Registrant has provided MaloneBailey with a copy of the disclosures the Registrant is making in this Current Report on Form 8-K and has filing as Exhibit 16.1 the letter from MaloneBailey stating that MaloneBailey agrees or has no basis to agree or disagree with the disclosures made herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP dated February 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 8, 2024

FORTUNE VALLEY TREASURES, INC.

By:	/s/ Yumin Lin
Name:	Yumin Lin
Title:	Chief Executive Officer